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                       CAUSEWAY INTERNATIONAL VALUE FUND

                     Supplement dated September 26, 2002 to
                       Prospectus dated October 17, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

Under the heading "What are the Fund's principal investment strategies" on page 1, the second sentence in the first paragraph has been deleted and replaced with the following:

The Fund may invest up to 30% of its assets in stocks of companies located in any one country and up to 35% of its assets in stocks of companies located in the UK.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-001-0100